September 4, 2020

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account II

File No. 811-04030, CIK 0000746551

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2020 semiannual report for the underlying management investment company listed in the table below. This filing constitutes the filing of that report as required by Rule 30b2-1 under the 1940 Act.

The 2020 semiannual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Lead Counsel, Annuity Product & Operations

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual) and affiliates • Springfield, MA 01111-0001 • (413) 788-8411